Exhibit 10.1
EXECUTION COPY
OMNIBUS AMENDMENT
     This OMNIBUS AMENDMENT is made as of August 11, 2005 (this “Amendment”) by VW Credit, Inc., a Delaware corporation (the “Servicer” and “Administrator”), Volkswagen Dealer Finance, LLC, a Delaware limited liability company (the “Transferor”), JPMorgan Chase Bank, N.A., a national banking association (the “Indenture Trustee”), The Bank of New York (Delaware), a Delaware banking corporation (the “Owner Trustee”), and Volkswagen Credit Auto Master Owner Trust, a Delaware statutory trust (the “Trust”). Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the applicable Basic Document (as defined in the Series 2005-1 Supplement (the “Series 2005-1 Supplement”) dated as of the date hereof (the “Series 2005-1 Closing Date”) among the Issuer, the Servicer and the Indenture Trustee).
     NOW, THEREFORE, in accordance with the provisions of each of the Basic Documents, the following is effective as of the date hereof:
     SECTION 1. Amendment to Basic Documents. Notwithstanding anything in the Basic Documents to the contrary, for so long as the amount on deposit in the Collection Account is greater than or equal to the sum of (A)(i) the amount of principal and interest payments that will be due to the Series 2000-1 Noteholders on the August 2005 Payment Date (less, with respect to principal payments, the amount on deposit in the Series 2000-1 Principal Funding Account) under the Series 2000-1 Supplement and (ii) an amount sufficient to pay the Noteholders Monthly Servicing Fee to the Servicer as required under the Series 2000-1 Supplement on the August 2005 Payment Date, unless an amount equal to such Noteholders Monthly Servicing Fee has been previously retained by the Servicer in payment thereof, and (B) the product of (i) the number of days from and including the Series 2005-1 Closing Date to but excluding the August 2005 Payment Date divided by 360, (ii) the Series 2005-1 Note Rate for the Interest Period described in the preceding clause (B)(i), and (iii) the initial note balance of the Series 2005-1 Notes (the “Required Deposit Amount”) for the period beginning on the Series 2005-1 Closing Date and ending on the August 2005 Payment Date, then:
     (a) the Series 2000-1 Notes shall no longer be considered or deemed to be outstanding for any purposes, including but not limited to (i) any determinations of whether or by how much (1) the Pool Balance is less than or greater than the Required Participation Amount or (2) the Residual Participation Amount is less than or greater than the Trust Available Subordinated Amount, or (ii) any calculations on the August 2005 Payment Date or the immediately preceding Determination Date; provided however, that on the August 2005 Payment Date the Series 2000-1 Noteholders will receive all principal and interest payments that they would be entitled to receive if they were deemed to be outstanding for purposes of any calculations under the Series 2000-1 Supplement and the Servicer will similarly be entitled to its Noteholders Monthly Servicing Fee (to the extent that the Servicer has not previously retained such amounts in payment thereof);
     (b) no allocation of principal or interest collections with respect to any Series is or will be required on or in connection with the July 2005 Collection Period or the August 2005 Payment Date;
     (c) On the August 2005 Payment Date, the Indenture Trustee will (i) withdraw from the Collection Account sufficient amounts to (A) make the principal and interest payments (with respect to principal payments, the Servicer will only withdraw amounts from the Collection Account for payment thereof to the extent that there are not sufficient amounts on deposit in the Series 2000-1 Principal Funding Account to make such principal payments) to the Series 2000-1 Noteholders required under the Series 2000-1 Supplement on the August 2005 Payment Date, and (B) make the payment of the Noteholders Monthly Servicing Fee to the Servicer required under the Series 2000-1 Supplement dated August 10, 2000 among the Issuer, the Servicer and the Indenture Trustee (the “Series 2000-1 Supplement”), but only to the extent that an amount equal to such Noteholders Monthly Servicing Fee has not been previously retained by the Servicer in
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payment thereof, and (ii) retain the remainder of the Required Deposit Amount on deposit in the Collection Account after the withdrawals required in Section 1(c)(i) hereof, which is to be treated as Series 2005-1 Non-Principal Collections on the September 2005 Payment Date, in addition to any Non-Principal Collections allocated to Series 2005-1 on the September 2005 Payment Date pursuant to the Series 2005-1 Supplement;
     (d) the August 2005 Payment Date Statement for Series 2000-1 will only be required to set forth the information required in Exhibit A hereto; and
     (e) neither the issuance of the Series 2005-1 Notes nor the provisions of this Amendment, nor the actions or omissions permitted or required hereby shall, directly or indirectly, be deemed or determined to result in the occurrence of a Servicer Default, Event of Default or Early Amortization Event for any Series.
     SECTION 2.Miscellaneous. This Amendment shall be governed by and construed in accordance with (a) the internal laws of the State of New York, without reference to the principles of conflicts of law thereof, with respect to the amendment of each of the Basic Documents other than the Trust Agreement, and (b) the internal laws of the State of Delaware, without reference to the principles of conflicts of law thereof, with respect to the amendment of the Trust Agreement. The Basic Documents, as amended hereby, remain in full force and effect. Any reference to the Basic Documents from and after the date hereof shall be deemed to refer to such other Basic Documents as amended hereby, unless otherwise expressly stated.
     SECTION 3. Direction to Owner Trustee. Pursuant to the Trust Agreement, the Residual Interestholder holding in the aggregate the 100% Residual Interest in the Trust, hereby instructs the Owner Trustee on behalf of the Trust to execute and deliver this Amendment. The Residual Interestholder represents and warrants to the Owner Trustee that (a) it is the sole Residual Interestholder of the Trust with the right to direct the Owner Trustee, (b) all conditions precedent to the execution, delivery and performance of this Amendment by the Trust have been satisfied, including without limitation, to the extent required, the prior written consent of all Noteholders, (c) the direction given hereunder will not contravene any obligation of the Trust or the Owner Trustee under the Trust Agreement or any of the Basic Documents and is not contrary to Section 2.3 or Section 6.1 of the Trust Agreement, and (d) all other consents required under the applicable Basic Documents or otherwise required have been obtained or duly waived in writing. The Residual Interestholder acknowledges and agrees that the Owner Trustee shall be indemnified in accordance with the Basic Documents for taking the action directed herein.
     SECTION 4. No Recourse to the Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by The Bank of New York (Delaware), not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by The Bank of New York (Delaware) but is made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on The Bank of New York (Delaware), individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall The Bank of New York (Delaware) be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Amendment or any other related documents.
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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

VW CREDIT, INC., as Servicer and Administrator
By:	/s/ David Schulz
	Name:	David Schulz
	Title:	Treasurer

By:	/s/ LeSha Thorpe
	Name:	LeSha Thorpe
	Title:	Assistant Treasurer

VOLKSWAGEN DEALER FINANCE, LLC, as Transferor
By:	/s/ David Schulz
	Name:	David Schulz
	Title:	President and Treasurer

By:	/s/ LeSha Thorpe
	Name:	LeSha Thorpe
	Title:	Assistant Treasurer

JPMORGAN CHASE BANK, N.A., as Indenture Trustee
By:	/s/ James P. Bowden
	Name:	James P. Bowden
	Title:	Assistant Treasurer

THE BANK OF NEW YORK (DELAWARE), solely as Owner Trustee and solely for purposes of amending the Trust Agreement
By:	/s/ Kristine K. Gullo
	Name:	Kristine K. Gullo
	Title:	Vice President

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST
By:	The Bank of New York (Delaware), not in its
individual capacity, but solely as Owner Trustee
on behalf of the Trust

By:	/s/ Kristine K. Gullo
	Name:	Kristine K. Gullo
	Title:	Vice President

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S-1

Exhibit A
Required Information
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S-2